SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 27, 2005
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-125158	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way Irving, Texas	75063
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The financial statements of Assured Guaranty Corp. incorporated in this prospectus supplement by reference to Exhibit 99.1 in Assured Guaranty Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2004 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

23.1	Consent of Independent Accountants

Item 601(a) of Regulation S-K
Exhibit No.	Exhibit No.	Description

Consent of PricewaterhouseCoopers llp, Independent Registered Public Accounting Firm of Assured Guaranty Corp. with respect to the First Horizon Home Loan Corporation, Mortgage Pass-Through Certificates, Series 2005-6.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

September 27, 2005	By:	/s/ Alfred Chang
Alfred Chang
Vice President

EXHIBIT INDEX
Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	23	Consent of Independent Registered Public Accounting Firm	6